EXHIBIT 10.15

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


          AMENDED AND RESTATED EMPLOYMENT AGREEMENT, made as of the 1st day of January, 2004 between Bill Bozsnyak (hereinafter referred to as the "Employee") and SearchHelp, Inc., a Delaware corporation having its principal place of business at 1055 Stewart Avenue, Bethpage, NY 11714 (hereinafter referred to as the "Employer").

                                                W I T N E S S E T H:

          WHEREAS, the Employee is employed by the Employer under the Employment Agreement dated March 1, 2003 between Employer and Employee (the "Original Employment Agreement"); and

          WHEREAS, the Employer and the Employee desire to amend the terms of the Original Employment Agreement; and

          WHEREAS, the Employee and Employer desire to have their rights, obligations and duties specified herein.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

               1.   EMPLOYMENT AND COMPENSATION. The Employer hereby employs the
                    ---------------------------
Employee and the Employee accepts such employment as Chief Executive Officer, Chief Financial Officer, Treasurer, Vice President and Chairman of the Board of Directors. The Employee shall have such duties as set forth by the Employer and shall report directly to the Board of Directors of Employer.

                    A.   Base Compensation.  The Employee shall be entitled to a
                         -----------------
salary as set forth on SCHEDULE A of this Agreement during the term of this Agreement, and any extensions thereof, payable in installments in accordance with the Employers regular practice of compensating executive personnel.

                    B.   Bonus.  Employee  shall be  entitled  to a bonus at the
                         -----
conclusion of each year of this Agreement, and any extensions thereof. At the end of each year, the Compensation Committee of the Board of Directors shall determine the amount and type (cash, stock, options, etc.) of such bonus payable to Employee, if any.

               2.   TERM.  This Agreement  shall commence as of the date hereof,
                    ----
and shall continue for a period of three (3) years from the date thereof. This Agreement shall be automatically extended by one-year periods at the conclusion

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of each year,  thus renewing the three (3) year term,  unless notice is received by either the Employee or the Employer not to extend this Agreement at least ninety (90) days prior to the expiration of such year.

               3.   DUTIES AND RESPONSIBILITIES.
                    ---------------------------

                    A. As Chief Executive Officer, Chief Financial Officer, Treasurer, Vice President and Chairman of the Board Of Directors, employee shall diligently, conscientiously and faithfully devote all necessary time and energy to the business of the Employer during the term, including any renewals, and shall actively manage, and have responsibility for and supervision over, the business activities and affairs of the Company and its subsidiaries, and he shall, manage, supervise and direct its and their officers, employees and agents, and all other duties as from time to time reasonably requested by the Board of Directors.

                    B. During the term hereof and any renewal, the Employee shall not, without the written consent of the Employer, such consent not to be unreasonably withheld, engage in any activity that competes with the interest of the Employer, whether the Employee is acting by himself or as an officer, director, employee, shareholder, partner, or fiduciary.

               4.   VACATIONS AND EDUCATIONAL COURSES.
                    ---------------------------------

                    A.   The  Employee  shall be  entitled to a vacation of four
(4) weeks duration during the term of this Agreement. The compensation of the Employee shall be paid to him during the time of his vacation. Attendance with the Employer's approval at professional meetings, conventions, and educational courses up to two weeks shall not constitute part of said vacation.

                    B. Vacation may be taken at one time or from time to time, the exact time to be subject to approval by the Employer.

               5.   HEALTH INSURANCE; EMPLOYEE BENEFIT PLANS. In accordance with
                    ----------------------------------------
their terms, the Employee shall be entitled to participate in any medical, dental, life, disability insurance or other employee benefit or welfare plans maintained by the Employer for its professional employees generally. The insurance obligations of the Employer set forth herein are contingent upon the insurability of Employee. The medical and dental coverage maintained by the Employer for the benefit of the Employee shall include medical insurance coverage covering the Employee and his family. At the option of the Employee, the Employee may choose not to be covered under the Employer's medical and dental plans, but may choose instead to be covered under a family plan maintained by such Employee's spouse. In such event, the Employee shall be reimbursed in an amount equal to the difference in additional cost to such spouse of individual and family coverage. Any such reimbursement shall not be deemed compensation to Employee.

               6.   EXPENSES. During the period of his employment,  the Employee
                    --------
will be reimbursed for his reasonable expenses for the benefit of the Employer in accordance with the general policy of the Employer as adopted by the Employer from time to time. With respect to any expenses which are reimbursed by the

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Employer to the  Employee,  the  Employee  agrees to account to the  Employer in detail sufficient to entitle the Employer to an income tax deduction for such paid item if such item is deductible.


               7.   TERMINATION.
                    -----------

                    A.   This Agreement shall automatically terminate:

                         (i)  upon the death of Employee; or

                         (ii) if the Employee has been disabled or incapacitated
                              so that he is not capable of performing his duties hereunder for any period of one-hundred twenty
                              (120) consecutive days, unless Employer shall elect to have this Agreement continue in effect.

                    B.   Employer may terminate this Agreement:

                         (i) immediately for "cause" as determined by the Employer;

                         (ii) upon a material  breach by Employee of any term or
                              condition of this Agreement; or

                         (iii)if at any time during the term of this  Agreement,
                              any of the continuing representations, covenants or agreements of Employee contained herein shall be inaccurate in any material respect.

                    C.   Employee may terminate this Agreement at any time:

                         (i) upon a material breach by Employer of any term or condition of this Agreement; or

                         (ii) at any  time  at the  election  of  Employee  upon
                              ninety (90) days notice to Employer.

               8.   PROTECTION    OF    CONFIDENTIAL    INFORMATION.    Employee
                    -----------------------------------------------
acknowledges that his employment by the Employer will bring him into close contact with many confidential affairs of the Employer, including information and data regarding costs, profits, markets, sales, products, key personnel, pricing policies, operational methods, technical processes, computer programs or systems developed or improved by the Employer, the identity of the Employer's Customers, Customer representatives and contacts, the nature of the services required by the Employer's actual and Prospective Customers, the services performed by the Employer for its Customers, the identities of the Employer's actual and prospective employees and other business affairs and methods, plans for future developments and other information not readily available to the public, all of which are highly confidential and proprietary and all of which


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will have been  developed by the Employer at great effort and expense.  Employee further acknowledges that the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character, and that the business of the Employer is contemplated to be conducted throughout the United States and ultimately, the rest of the world. In recognition of the foregoing, Employee covenants and agrees:

                    A. That he will keep secret all confidential matters of the Employer and not disclose them to anyone outside of the Employer, either during or after the term of this Agreement, except with the Employer's prior written consent;

                    B. That he will not make use of any of such confidential matters for his own purposes or the benefit of anyone other than the Employer; and

                    C. That he will deliver promptly to the Employer on termination of this Agreement, or at any time the Employer may so request, all confidential memoranda, notes, records, reports and other confidential documents (and all copies thereof) relating to the business of the Employer which he may then possess or have under this control.

               9.   COVENANT NOT TO SOLICIT.
                    -----------------------

                    A. Employee agrees that if the Employee's employment is terminated for any reason whatsoever, other than pursuant to a dissolution of Employer or a material breach of the terms of this Agreement by Employer, then for a period of one (1) year after such termination or expiration, Employee shall not (i) solicit, directly or indirectly, business of the type conducted by the Employer from any person, firm or entity which was a Customer or Prospective Customer of the Employer at any time within one year preceding the termination of Employee's employment, (ii) induce or attempt to induce any such Customer or Prospective Customer to reduce its business with the Employer, (iii) solicit or attempt to solicit any employees or consultants of Employer to leave the employ or engagement of Employer, or (iv) offer or cause to be offered employment or consultant opportunities to any person who was employed or engaged by Employer at any time during the one year prior to the termination of Employee's employment with Employer.

                    B. For purposes of this Section, the term "Customer" includes any affiliates, customers, and clients of Employer's Customers to whom Employee has been introduced or whom Employee has received information through Employer or through any Customer for which Employee has performed services in any capacity on behalf of Employer.

                    C. For purposes of this Section, a "Prospective Customer' shall mean potential Customers which Employer has solicited or with which Employer has had active discussions concerning potential business at any time during the one year preceding the end of the Employee's employment by Employer, and with whom the Employee shall have participated in such solicitation or discussions.

               10.  NON-COMPETITION.
                    ---------------

                    A. Since the services of Employee to the Employer are likely to be unique an extraordinary and he has had and will have access to information pertaining to the business of the Employer which may be secret and confidential, Employee agrees that if the Employee's employment is terminated for any reason whatsoever, other than pursuant to a dissolution of Employer or a

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material breach of the terms of this Agreement by Employer, then for a period of one (1) year after such termination or expiration, Employee will not, without express approval in each case of the Employer, directly or indirectly, (i) own, manage, operate, control, be employed by, participate in or be connected in any manner with the ownership, management, operation or control of any business engaged in the development or marketing of any products that compete with the products of Employer.

                    B. The Employee further acknowledges that a business competitive with that of Employer or of any of its subsidiaries or affiliated corporations may be carried on anywhere within the United States or in any foreign country. Therefore, the Employee acknowledges that the unrestricted geographical application of this Section is reasonable under the circumstances. If any of the rights or restrictions contained or provided for herein shall be deemed to be unenforceable by reason of the extent, duration or geographical scope, or other provisions hereof, or any other provisions of this Agreement, the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provisions and enforce this Section in its reduced form for all purposes in the manner contemplated hereby.

                    C. The Employee acknowledges that (i) in the event his employment with Employer terminates for any reason, Employee will be able to earn a livelihood without violating the foregoing restrictions, and (ii) Employee's ability to earn a livelihood without violating such restrictions is a material condition of his employment with Employer. Employer may, in writing, waive any or all of the provisions of this Section. If the Employee is in good faith and after diligent effort unable to obtain employment consistent with his training solely because of the covenants set forth in this Section, and so advises Employer in writing, then the prohibitions in this Section shall bind the Employee only so long as Employer pays him monthly, upon demand, a sum equal to the Employee's monthly base pay at termination, as defined below, for each month of such unemployment during the remained of the term of covenants set forth in this Section.

                    D. The term "monthly base pay" means the Employee's monthly salary, in all cases excluding commissions in excess of base pay, bonus or other extra compensation or benefits, and is subject to regular deductions for taxes, social security payments, etc. For each month of unemployment in which the Employee claims payment, he will aggressively seek employment and will accept a reasonable offer of employment and, upon request by Employer, will account to Employer in detail for his efforts to obtain employment. The Employee further agrees that Employer may make such investigations and inquiries as it shall deem necessary or appropriate to determine whether the covenants and conditions of this Section have been satisfied before making any payment otherwise payable to the Employee hereunder.

               11.  PROPRIETARY RIGHTS.
                    ------------------

                    A. Employee shall disclose fully and promptly to Employer, and upon Employer's instructions also to the Customer for which the Employee is then working, any and all inventions, processes, innovations, discoveries, designs, techniques, formula, improvements, computer programs and other technical materials relating to business of Employer or Employer's Customer

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which Employee shall discover,  conceive,  make, generate or reduce to practice, alone or jointly with others, during his/her term of employment with Employer, and resulting from such employment, whether or not they are patentable or copyrightable.

                    B. Employee agrees to assign to Employer his/her rights and interests in any inventions, processes, innovations, discoveries and other similar materials, including copyrights to all copyrightable material and all patent rights to all patentable material unless specifically directed otherwise in writing by Employer to assign it to Customer. No rights shall be reserved to Employee.

                    C.   Employee  agrees to execute  and  transfer at any time,
upon  Employer's  request,  any  certification,   affidavit  or  other  document
confirming the Employer's ownership rights under this Section.

                    D. Upon request, at any time during or after the term of this Agreement, and at the expense of Employer or its Customer for whom the work in question was performed, Employee agrees to assist Employer or Customer, including its attorneys, in preparing and prosecuting applications for patents or copyrights relating to such inventions, processes and other materials named in this Section. Assistance in preparing and prosecuting such applications shall include assistance regarding litigation and upon Employer's request, the execution of all papers and performance of all tasks that may reasonably be necessary to protect the rights of Employer or Customer and to vest in it or its assigns ownership of the inventions, applications, copyrights and patents herein contemplated.

               12.  NON-DEFAMATION.  The  Employee  covenants  and  agrees  that
                    --------------
during the course of his employment by the Employer and for any time thereafter, the Employee shall not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Employer, its employees or products or its reputation, nor shall Employee assist any person, firm or company in doing so, except as required by subpoena, court order or other legal process.

               13.  NO WAIVER.  This Agreement  shall not be modified or amended
                    ---------
except by a further written document signed by the Employee and the Employer. No provision hereof may be waived except by an agreement in writing signed by the waiving party. A waiver of any term or provision shall not be construed as a waiver of any other term provision.

               14.  BENEFIT.  This  Agreement  shall bind the Employee and shall
                    -------
bind and benefit the Employer and its successors and assigns. This Agreement shall not be assignable by the Employee.

               15.  HEADINGS.  The  headings  of  Sections  herein are  included
                    --------
solely for convenience or reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

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               16.  ENFORCEMENT   OF   COVENANTS;    SURVIVAL.    The   Employee
                    -----------------------------------------
acknowledges that his skills and position in the technology industry in which Employer competes or intends to compete are unique, and, therefore, that the breach or threatened breach by Employee of the provisions of Sections 8 - 12 shall cause irreparable harm to Employer, which harm cannot be fully redressed by the payment of damages to Employer. Accordingly, Employer shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Employee from any violations or threatened violation of Sections 8 - 12, and Employee hereby consents to the issuance of such injunction. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available to the Employer for breach or threatened breach, including the recovery of additional damages from the Employee. The provisions of Sections 8 - 12 shall remain enforceable by Employer against Employee even after the termination of this Agreement.

               17.  DISPUTES.  The parties hereto agree that any dispute arising
                    --------
as to the meaning or interpretation of any provision, or enforcement, of this Agreement, shall be determined by arbitration in accordance with the rules of the American Arbitration Association then obtaining before a single arbitrator at the Nassau County Office, and the Commercial Rules of such Association as are then in effect. The determination or award rendered therein shall be binding and conclusive upon the parties, and judgement may be entered hereon in accordance with applicable law in any court having jurisdiction thereof.

               18.  NOTICE.  Any notice  required or permitted to be given under
                    ------
this Agreement shall be sufficient if in writing, and if sent by registered mail to his residence in the case of the Employee, or to its principal office in the case of the Employer. Copies of any notices directed to the Employer hereunder shall be simultaneously sent to: Tannenbaum, Helpern, Syracuse & Hirschtritt, at 900 Third Avenue, New York, New York 10022, Attn: Wendy Modlin, Esq.

               19.  SEVERABILITY.  Each  provision  of this  Agreement  shall be
                    ------------
considered severable to the extent that if any one provision or clause conflicts with existing or future applicable law, or is not given full force and effect because of such law, such conflict or unenforceability shall not affect any other provision of this Agreement which, consistent with such law, shall remain in full force and effect. All such conflicting provisions shall be modified or reformed only to the extent required for compliance with any applicable laws. All surviving clauses shall be construed so as to effectuate the purpose and intent of the parties.

               20.  GOVERNING LAW. This Agreement  shall be governed by the laws
                    -------------
of the State of New York and shall be construed in accordance therewith.

               21.  COUNTERPARTS.  This  Agreement  may be executed by either of
                    ------------
the parties hereto in counterparts, each of which shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first above written



SEARCHHELP, INC.                                 EMPLOYER



By:
   ------------------------------                 ------------------------------
   Name:                                          William Bozsnyak
   Title:






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                                   SCHEDULE A
                                     Salary


5.       Employee's salary shall be $80,000 per annum.

6. With the consent of the Board of Directors, employee's salary shall be increased to $150,000 per annum upon the Company's successful completion of future rounds of financing, which together with the first round of financing, cumulatively totals at least $2,400,000.

7.       An incentive bonus to be determined prior to commencement of each year.

8. The agreement also provides for a minimum annual increase in the base salary of 5%.

5. Stock options to purchase up to $200,000 worth of the Company's common stock which are to be granted from the Company's (to be created) stock option plan at the exercise price equal to the mid point between bid and ask price of the Company's common stock on the date of grant.

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